Other Long-Term Liabilities - Disclosure Of Detailed Information About Other Long Term Liabilities Explanatory (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Schedule Of Detailed Information About Other Long Term Liabilities [Abstract]
Production payment liability	$ 0	$ 4,977
Provision for legal and tax matters	4,049	3,763
Note payable	0	1,706
Other liabilities	1,101	150
Other non-current liabilities	$ 5,150	$ 10,596